UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2015 (November 21, 2015)

AXION INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-13111 (Commission File Number)	84-0846389 (IRS Employer Identification No.)

4005 All American Way, Zanesville, Ohio (Address of principal executive offices)	43701 (Zip Code)

Registrant’s telephone number, including area code: (740) 452-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Interim Promissory Note, Loan and Security Agreement

On November 24, 2015, Axion International Holdings, Inc. and its subsidiaries (individually and collectively the “Company”) entered into a Promissory Note, Loan and Security Agreement (the “Agreement”) with Plastic Ties Financing, LLC for a $500,000 loan. This loan was made in anticipation of the Company filing a petition for reorganization under chapter 11 of the U.S. Bankruptcy Code. A copy of the Agreement is attached hereto as Exhibit 99.1.

In anticipation of the Agreement, Allen R. Kronstadt entered into an agreement with the Company to forgive certain debt obligations due from the Company to Mr. Kronstadt (the “Kronstadt Agreement”). A copy of the Kronstadt Agreement is attached as Exhibit 99.2.

Term Loan Agreement

Axion International Holdings, Inc. (the “Company”) has reached an agreement with Plastic Ties Financing LLC (the “Lender”), regarding terms of a financial restructuring plan. To implement the restructuring, the Company expects to voluntarily commence a reorganization under chapter 11 of the U.S. Bankruptcy Code on or before December 3, 2015.

The Company will continue to operate its businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. The Company will also promptly seek to implement a sale of substantially all of the assets of the Company pursuant to section 363(b) of the Bankruptcy Code (the “363 Sale”).

In connection with the financial restructuring, the Company entered into the Debtor-in-Possession Term Loan/Lender Sponsored Transaction Term Sheet which incorporates the economic terms agreed to by the parties, as memorialized in a term sheet dated November 25, 2015 (the “DIP Term Sheet”). A copy of the DIP Term Sheet is attached as Exhibit 99.3.

Asset Purchase Agreement Stalking Horse Term Sheet

In connection with the 363 Sale, on November 25, 2015, the Company entered into an Asset Purchase Agreement Stalking Horse Term Sheet (the “Stalking Horse Term Sheet”), with Allen R. Kronstadt, whereby, Mr. Kronstadt will act as the stalking horse bidder through the commitments contemplated in the Stalking Horse Term Sheet. As part of the 363 Sale, the Company will run a competitive auction process to sell its assets. A copy of the Stalking Term Sheet is attached as Exhibit 99.4.

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Item 9.01	Exhibits

(d) Exhibits

Exhibit
Number	Description of Exhibit

99.1	Promissory Note, Loan and Security Agreement between the Company and Plastic Ties Financing, LLC

99.2	Debt Forgiveness Agreement with Allen R. Kronstadt

99.3	Debtor-in-Possession Term Loan/Lender Sponsored Transaction Term Sheet

99.4	Asset Purchase Agreement Stalking Horse Term Sheet

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 1, 2015	AXION INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Donald W. Fallon
Donald W. Fallon Chief Financial Officer

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